                                                  PROSPECTUS - FEBRUARY 12, 2001

Morgan Stanley Dean Witter
                                                        FEDERAL SECURITIES TRUST

                                 [COVER PHOTO]

                                                        A MUTUAL FUND THAT SEEKS
                                                  A HIGH LEVEL OF CURRENT INCOME

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                  Investment Objective..................................                   1
                          Principal Investment Strategies.......................                   1
                          Principal Risks.......................................                   2
                          Past Performance......................................                   4
                          Fees and Expenses.....................................                   5
                          Additional Investment Strategy Information............                   6
                          Additional Risk Information...........................                   6
                          Fund Management.......................................                   7

Shareholder Information   Pricing Fund Shares...................................                   8
                          How to Buy Shares.....................................                   8
                          How to Exchange Shares................................                  10
                          How to Sell Shares....................................                  12
                          Distributions.........................................                  14
                          Tax Consequences......................................                  14
                          Share Class Arrangements..............................                  15

Financial Highlights      ......................................................                  24

Our Family of Funds       ......................................................   Inside Back Cover

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.  PLEASE
                          READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

[SIDEBAR]
INCOME
AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES TO PAY OUT INCOME RATHER THAN RISE IN PRICE.
[End Sidebar]

THE FUND

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
           Morgan Stanley Dean Witter Federal Securities Trust seeks a high level of current income.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                            The Fund will normally invest at least 65% of its assets in U.S. Government securities. In making investment decisions, the Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., considers economic developments, interest rate trends and other factors. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

           U.S. GOVERNMENT SECURITIES. The U.S. Government securities (including zero coupon securities) that the Fund may purchase include:

           - U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

           - Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

           - Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

           - Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities are the Federal Farm Credit System and the Federal Home Loan Banks.

           MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security, in which the Fund may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

           In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. In addition to the securities described above, the Fund may also invest in options and futures.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
           There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. The Fund's yield also will vary based on the yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. Government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. Government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

           U.S. GOVERNMENT SECURITIES. A principal risk of investing in the Fund is associated with its U.S. Government securities, which are fixed-income securities. All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

           Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

                                                                                     PRICE PER $1,000 OF A BOND IF
                                                                                            INTEREST RATES:
                                                                                  ------------------------------------
                HOW INTEREST RATES AFFECT BOND PRICES                                 INCREASE            DECREASE
                --------------------------------------------------                ----------------    ----------------
                BOND MATURITY                                          COUPON       1%        2%        1%        2%
                ------------------------------------------------------------------------------------------------------
                 1 year                                                 N/A       $1,000    $1,000    $1,000    $1,000
                ------------------------------------------------------------------------------------------------------
                 5 years                                               5.75%      $  992    $  959    $1,063    $1,101
                ------------------------------------------------------------------------------------------------------
                 10 years                                              5.75%      $  976    $  913    $1,118    $1,120
                ------------------------------------------------------------------------------------------------------
                 30 years                                              6.25%      $  973    $  858    $1,287    $1,502
                ------------------------------------------------------------------------------------------------------

           Coupons reflect yields on Treasury securities as of December 31, 2000. The table is not representative of price changes for mortgage-backed securities principally because of prepayments. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.

           While the credit risk associated with U.S. Government securities is minimal, the interest rate risk can be substantial. The Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

           MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

           Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

           OTHER RISKS. The performance of the Fund also will depend on whether or not the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with its options and futures investments. For more information about these risks, see the "Additional Risk Information" section.

           Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[SIDEBAR]
ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 10 CALENDAR YEARS.
[END SIDEBAR]
[SIDEBAR]
AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME. THE FUND'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD.
[End Sidebar]

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
           The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS - CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991 14.24%
'92  6.47%
'93  9.14%
'94  -5.04%
'95  18.76%
'96  0.92%
'97  8.94%
'98  9.12%
'99  -4.55%
2000 10.53%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.35% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was -4.02% (quarter ended March 31, 1994).

                                     AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                                     ----------------------------------------------------------------------------------
                                                                           PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
                                     ----------------------------------------------------------------------------------
                                      Class A(1)                               6.31%             --              --
                                     ----------------------------------------------------------------------------------
                                      Class B                                  5.53%           4.52%           6.60%
                                     ----------------------------------------------------------------------------------
                                      Class C(1)                               9.49%             --              --
                                     ----------------------------------------------------------------------------------
                                      Class D(1)                              11.60%             --              --
                                     ----------------------------------------------------------------------------------
                                      Lehman Brothers U.S. Government
                                      Index(2)                                13.24%           6.50%           7.92%
                                     ----------------------------------------------------------------------------------

                                     (1)                     Classes A, C and D commenced operations on July 28, 1997.
                                     (2)                     The Lehman Brothers U.S. Government Index is a broad-based measure of all U.S. Government and Treasury securities. The
                                                             Index does not include any expenses, fees or charges. The
                                                             Index is unmanaged and should not be considered an
                                                             investment.

[SIDEBAR]
SHAREHOLDER FEES
THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.
[END SIDEBAR]
[SIDEBAR]
ANNUAL FUND
OPERATING EXPENSES
THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000.
[End Sidebar]

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
    The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
    Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

                                                        CLASS A     CLASS B     CLASS C     CLASS D
                                     ---------------------------------------------------------------
                                      SHAREHOLDER FEES
                                     ---------------------------------------------------------------
                                      Maximum sales
                                      charge (load)
                                      imposed on
                                      purchases (as a
                                      percentage of
                                      offering price)    4.25%(1)   None        None         None
                                     ---------------------------------------------------------------
                                      Maximum deferred
                                      sales charge
                                      (load)
                                      (as a percentage
                                      based on the
                                      lesser of
                                      the offering
                                      price or net
                                      asset value at
                                      redemption)       None(2)      5.00%(3)    1.00%(4)    None
                                     ---------------------------------------------------------------
                                      ANNUAL FUND
                                     OPERATING EXPENSES
                                     ---------------------------------------------------------------
                                      Management Fee    0.55%       0.55%       0.55%       0.55%
                                     ---------------------------------------------------------------
                                      Distribution and
                                      service (12b-1)
                                      fees              0.10%       0.85%       0.85%        None
                                     ---------------------------------------------------------------
                                      Other expenses    0.17%       0.17%       0.17%       0.17%
                                     ---------------------------------------------------------------
                                      Total annual Fund
                                      operating
                                      expenses          0.82%       1.57%       1.57%       0.72%
                                     ---------------------------------------------------------------

                                     (1)                     Reduced for purchases of $25,000 and over.
                                     (2)                     Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell
                                                             your shares within one year after purchase, except for
                                                             certain specific circumstances.
                                     (3)                     The CDSC is scaled down to 1.00% during the sixth year,
                                                             reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
                                     (4)                     Only applicable if you sell your shares within one year
                                                             after purchase.

    EXAMPLE
    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                                                           IF YOU SOLD YOUR SHARES:
                                                   -----------------------------------------
                                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                ----------------------------------------------------------------------------
                 CLASS A                             $505       $676      $  861     $1,395
                ----------------------------------------------------------------------------
                 CLASS B                             $660       $796      $1,055     $1,867
                ----------------------------------------------------------------------------
                 CLASS C                             $260       $496      $  855     $1,867
                ----------------------------------------------------------------------------
                 CLASS D                             $ 74       $230      $  401     $  894
                ----------------------------------------------------------------------------

                                         IF YOU HELD YOUR SHARES:
                                 -----------------------------------------
                                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
                ---------------  -----------------------------------------
                 CLASS A           $505       $676       $861      $1,395
                ---------------  -----------------------------------------
                 CLASS B           $160       $496       $855      $1,867
                ---------------  -----------------------------------------
                 CLASS C           $160       $496       $855      $1,867
                ---------------  -----------------------------------------
                 CLASS D           $ 74       $230       $401      $  894
                ---------------  -----------------------------------------

    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

[ICON]  ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
    This section provides additional information relating to the Fund's principal investment strategies.

    OTHER SECURITIES. The Fund also may invest up to 35% of its assets in interest rate futures, options on these futures contracts, and money market instruments. Options and futures may be used to seek to protect against a decline in securities prices from changes in prevailing interest rates or an increase in prices of securities that may be purchased.

    DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its net assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

    The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
    This section provides additional information relating to the principal risks of investing in the Fund.

    OPTIONS AND FUTURES. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of interest rate movements may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument.

[SIDEBAR]
MORGAN STANLEY DEAN WITTER ADVISORS INC.
THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND TOGETHER WITH MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC., ITS WHOLLY-OWNED SUBSIDIARY, HAD APPROXIMATELY $145 BILLION IN ASSETS UNDER MANAGEMENT AS OF DECEMBER 31, 2000.
[End Sidebar]

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------
    The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.


    The Fund's portfolio is managed within the Investment Manager's Taxable Fixed-Income Group. W. David Armstrong, David S. Horowitz and Paul F. O'Brien have been the Fund's primary portfolio managers since
    February 2001. Mr. Armstrong is a Managing Director of the Investment Manager and Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager, and a member of the Interest Rate Research Team of MAS (since 1998), and prior thereto was a Senior Vice President of Lehman Brothers (1995-1998). Mr. Horowitz is a Vice President of the Investment Manager and MAS. Mr. Horowitz has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. O'Brien is a Principal of the Investment Manager and MAS and a member of the Interest Rate Research Team of MAS (since 1996) and prior thereto was an Economist at J.P. Morgan, London.


    The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended October 31, 2000, the Fund accrued total compensation to the Investment Manager amounting to 0.55% of the Fund's average daily net assets.

[Sidebar]
CONTACTING A FINANCIAL ADVISOR
IF YOU ARE NEW TO THE MORGAN STANLEY DEAN WITTER FAMILY OF FUNDS AND WOULD LIKE TO CONTACT A FINANCIAL ADVISOR, CALL (877) 937-MSDW (TOLL-FREE) FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY DEAN WITTER OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT:
www.msdwadvice.com/funds
[End Sidebar]

SHAREHOLDER INFORMATION

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
           The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

           The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

           The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

           An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------
           You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

           Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

[Sidebar]
EASYINVEST-SM-
A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.
[End Sidebar]

           When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. If you purchase Fund shares through a Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. We reserve the right to reject any order for the purchase of Fund shares.

                                     MINIMUM INVESTMENT AMOUNTS
                                     --------------------------------------------------------------------------------------------
                                                                                                              MINIMUM INVESTMENT
                                                                                                              -------------------
                                     INVESTMENT OPTIONS                                                       INITIAL  ADDITIONAL
                                     --------------------------------------------------------------------------------------------
                                      Regular Accounts                                                        $1,000   $100
                                     --------------------------------------------------------------------------------------------
                                      Individual Retirement Accounts:
                                                                         Regular IRAs                         $1,000   $100
                                                                         Education IRAs                       $500     $100
                                     --------------------------------------------------------------------------------------------
                                      EASYINVEST-SM-
                                      (Automatically from your checking
                                      or savings account or Money
                                      Market Fund)                                                            $100*    $100*
                                     --------------------------------------------------------------------------------------------

*    Provided your schedule of investments totals $1,000 in twelve months.

           There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/ or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in
           Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee or,
           (4) employer-sponsored employee benefit plan accounts.

           INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/ CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

           SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

           - Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

           - Make out a check for the total amount payable to: Morgan Stanley Dean Witter Federal Securities Trust.

           - Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
           PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

           Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.

           EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent - Morgan Stanley Dean Witter Trust FSB - and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling
           (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

           An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

           The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

           TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

           Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

           MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

           TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares - and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

           You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

           LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Dean Witter Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

           CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.

           For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call
           (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
           You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

                 OPTIONS             PROCEDURES
                 --------------------------------------------------------------------------------
                  Contact your       To sell your shares, simply call your Morgan Stanley Dean
                  Financial Advisor  Witter Financial Advisor or other authorized financial representative.
                                     ------------------------------------------------------------
                  [ICON]             Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
                 --------------------------------------------------------------------------------
                  By Letter          You can also sell your shares by writing a "letter of
                                     instruction" that includes:
                  [ICON]             - your account number;
                                     - the name of the Fund;
                                     - the dollar amount or the number of shares you wish to
                                       sell;
                                     - the Class of shares you wish to sell; and
                                     - the signature of each owner as it appears on the account.
                                     ------------------------------------------------------------
                                     If you are requesting payment to anyone other than the
                                     registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                                     pre-designated bank account, you will need a signature
                                     guarantee. You can obtain a signature guarantee from an
                                     eligible guarantor acceptable to Morgan Stanley Dean Witter
                                     Trust FSB. (You should contact Morgan Stanley Dean Witter
                                     Trust FSB at (800) 869-NEWS for a determination as to
                                     whether a particular institution is an eligible guarantor.)
                                     A notary public CANNOT provide a signature guarantee.
                                     Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                                     ------------------------------------------------------------
                                     Mail the letter to Morgan Stanley Dean Witter Trust FSB at
                                     P.O. Box 983, Jersey City, NJ 07303. If you hold share
                                     certificates, you must return the certificates, along with the letter and any required additional documentation.
                                     ------------------------------------------------------------
                                     A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                                     instructions.
                 --------------------------------------------------------------------------------
                  Systematic         If your investment in all of the Morgan Stanley Dean Witter
                  Withdrawal Plan    Family of Funds has a total market value of at least
                  [ICON]             $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly,
                                     semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                                     ------------------------------------------------------------
                                     Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                                     section of this PROSPECTUS.
                                     ------------------------------------------------------------
                                     To sign up for the Systematic Withdrawal Plan, contact your
                                     Morgan Stanley Dean Witter Financial Advisor or call
                                     (800) 869-NEWS. You may terminate or suspend your plan at
                                     any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately
                                     may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                 --------------------------------------------------------------------------------

           PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

           Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

           TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

           REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

           INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST -SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

           However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

           MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[Sidebar]
TARGETED DIVIDENDS-SM-
YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY DEAN WITTER FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.
[End Sidebar]

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
           The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

           The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

           Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
           As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

           Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

           - The Fund makes distributions; and

           - You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

           TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

           Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

           TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

           When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------
           The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

           The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC - contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

[Sidebar]
FRONT-END SALES CHARGE
OR FSC
AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES - THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.
[End Sidebar]

           The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                     MAXIMUM
                CLASS  SALES CHARGE                              ANNUAL 12B-1 FEE
                -----------------------------------------------------------------
                 A     Maximum 4.25% initial sales charge
                       reduced for purchase of $25,000 or more;
                       shares sold without an initial sales
                       charge are generally subject to a 1.0%
                       CDSC during the first year                        0.25%
                -----------------------------------------------------------------
                 B     Maximum 5.0% CDSC during the first year
                       decreasing to 0% after six years                  0.85%
                -----------------------------------------------------------------
                 C     1.0% CDSC during the first year                   0.85%
                -----------------------------------------------------------------
                 D     None                                        None
                -----------------------------------------------------------------

         CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

           The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                     FRONT-END SALES CHARGE
                                          ---------------------------------------------
                                          PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION                 OFFERING PRICE      OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
 Less than $25,000                                    4.25%                   4.44%
---------------------------------------------------------------------------------------
 $25,000 but less than $50,000                        4.00%                   4.17%
---------------------------------------------------------------------------------------
 $50,000 but less than $100,000                       3.50%                   3.63%
---------------------------------------------------------------------------------------
 $100,000 but less than $250,000                      2.75%                   2.83%
---------------------------------------------------------------------------------------
 $250,000 but less than $1 million                    1.75%                   1.78%
---------------------------------------------------------------------------------------
 $1 million and over                                     0                       0
---------------------------------------------------------------------------------------

                            The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

                           - A single account (including an individual, trust or
                             fiduciary account).

                           - Family member accounts (limited to husband, wife
                             and children under the age of 21).

                           - Pension, profit sharing or other employee benefit
                             plans of companies and their affiliates.

           - Tax-exempt organizations.

           - Groups organized for a purpose other than to buy mutual fund shares.

           COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

           RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase
           Class D shares of any fund subject to the Fund's minimum initial investment requirement.

           You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

           LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

           OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

           - A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

           - Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

           - Qualified state tuition plans described in Section 529 of the Internal Revenue Code (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

           - Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Morgan Stanley Dean Witter's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement (MSDW Eligible Plans) which have at least 200 eligible employees.

           - An MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

           - A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

           - Current or retired Directors or Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

           - Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

[Sidebar]
CONTINGENT DEFERRED SALES
CHARGE OR CDSC
A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY DEAN WITTER FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.
[End Sidebar]

         CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                                                                CDSC AS A PERCENTAGE
                                     YEAR SINCE PURCHASE PAYMENT MADE            OF AMOUNT REDEEMED
                                     ----------------------------------------------------------------
                                      First                                                 5.0%
                                     ----------------------------------------------------------------
                                      Second                                                4.0%
                                     ----------------------------------------------------------------
                                      Third                                                 3.0%
                                     ----------------------------------------------------------------
                                      Fourth                                                2.0%
                                     ----------------------------------------------------------------
                                      Fifth                                                 2.0%
                                     ----------------------------------------------------------------
                                      Sixth                                                 1.0%
                                     ----------------------------------------------------------------
                                      Seventh and thereafter                         None
                                     ----------------------------------------------------------------

           Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

           CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

           - Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

           - Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2 ; or (iii) a tax-free return of an excess IRA contribution (a distribution does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

           - Sales of shares held for you as a participant in an MSDW Eligible Plan.

           - Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no

             CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

           - Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

           All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

           DISTRIBUTION FEE. Class B shares also are subject to an annual 12b-1 fee of 0.85% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

           CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

           In the case of Class B shares held in an MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

           Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

           If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

           EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

           For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

           In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

         CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

           DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of 0.85% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases
           Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

         CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following investor categories:

           - Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

           - Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Dean Witter Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two classes.

           - Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor. However, Class D shares are not offered for investments made through Section 529 plans (regardless of the size of the investment).

           - Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

           - Certain unit investment trusts sponsored by Dean Witter Reynolds.

           - Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

           - Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

           MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million
           ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds; and/or (2) previous purchases of
           Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

         NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

         PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information for the fiscal year ended October 31, 2000 been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The financial highlights for the prior fiscal periods have been audited by other independent accountants.

                                                                            FOR THE PERIOD
                                          FOR THE YEAR ENDED OCTOBER 31     JULY 28, 1997*
                                         -------------------------------       THROUGH
                                           2000       1999       1998      OCTOBER 31, 1997
--------------------------------------------------------------------------------------------
 CLASS A SHARES
--------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------
 Net asset value, beginning of period     $ 9.01     $ 9.79     $ 9.45          $ 9.26
--------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
    Net investment income                   0.63       0.62       0.64            0.16
    Net realized and unrealized gain
    (loss)                                 (0.03)     (0.78)      0.34            0.19
                                          ------     ------     ------          ------
 Total income (loss) from investment
 operations                                 0.60      (0.16)      0.98            0.35
--------------------------------------------------------------------------------------------
 Less dividends from net investment
 income                                    (0.63)     (0.62)     (0.64)          (0.16)
--------------------------------------------------------------------------------------------
 Net asset value, end of period           $ 8.98     $ 9.01     $ 9.79          $ 9.45
--------------------------------------------------------------------------------------------

 TOTAL RETURN+                              6.97%     (1.66)%    10.75%           3.78%(1)
--------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------
 Expenses                                   0.82%(3)    0.91 %(3)    0.93%(3)         0.92%(2)
--------------------------------------------------------------------------------------------
 Net investment income                      7.05%(3)    6.65 %(3)    6.70%(3)         6.60%(2)
--------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                $4,821     $4,272     $4,894          $2,051
--------------------------------------------------------------------------------------------
 Portfolio turnover rate                      64%        17 %       13%             12%
--------------------------------------------------------------------------------------------

* The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

FOR THE YEAR ENDED OCTOBER 31                                      2000         1999         1998        1997*        1996
-----------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
-----------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                              $ 8.87       $ 9.72       $ 9.36       $ 9.25      $ 9.49
-----------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
    Net investment income                                            0.55         0.55         0.58         0.59        0.59
    Net realized and unrealized gain (loss)                         (0.02)       (0.85)        0.36         0.11       (0.25)
                                                                 --------     --------     --------     --------    --------
 Total income (loss) from investment operations                      0.53        (0.30)        0.94         0.70        0.34
-----------------------------------------------------------------------------------------------------------------------------
 Less dividends from net investment income                          (0.55)       (0.55)       (0.58)       (0.59)      (0.58)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                    $ 8.85       $ 8.87       $ 9.72       $ 9.36      $ 9.25
-----------------------------------------------------------------------------------------------------------------------------

 TOTAL RETURN+                                                       6.26%       (3.09)%      10.35%        7.89%       3.79%
-----------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------
 Expenses                                                            1.57%(1)     1.55 %(1)     1.54%(1)     1.53%      1.53%
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income                                               6.30%(1)     6.01 %(1)     6.09%(1)     6.41%      6.31%
-----------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                         $456,418     $540,916     $639,212     $623,049    $719,935
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               64%          17 %         13%          12%         10%
-----------------------------------------------------------------------------------------------------------------------------

* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                           FOR THE PERIOD
                                         FOR THE YEAR ENDED OCTOBER 31     JULY 28, 1997*
                                         ------------------------------       THROUGH
                                           2000       1999       1998     OCTOBER 31, 1997
-------------------------------------------------------------------------------------------
 CLASS C SHARES
-------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------
 Net asset value, beginning of period      $ 8.95     $ 9.80    $ 9.44         $ 9.26
-------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
    Net investment income                    0.56       0.56      0.58           0.15
    Net realized and unrealized gain
    (loss)                                  (0.02)     (0.85)     0.36           0.18
                                          -------    -------    ------          -----
 Total income (loss) from investment
 operations                                  0.54      (0.29)     0.94           0.33
-------------------------------------------------------------------------------------------
 Less dividends from net investment
 income                                     (0.56)     (0.56)    (0.58)         (0.15)
-------------------------------------------------------------------------------------------
 Net asset value, end of period            $ 8.93     $ 8.95    $ 9.80         $ 9.44
-------------------------------------------------------------------------------------------

 TOTAL RETURN+                               6.26%     (3.03)%   10.30%          3.54%(1)
-------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
-------------------------------------------------------------------------------------------
 Expenses                                    1.57%(3)     1.55 %(3)    1.54%(3)         1.52%(2)
-------------------------------------------------------------------------------------------
 Net investment income                       6.30%(3)     6.01 %(3)    6.09%(3)         5.86%(2)
-------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                $10,191    $10,995    $7,204           $721
-------------------------------------------------------------------------------------------
 Portfolio turnover rate                       64%        17 %      13%            12%
-------------------------------------------------------------------------------------------

* The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                            FOR THE PERIOD
                                          FOR THE YEAR ENDED OCTOBER 31     JULY 28, 1997*
                                         -------------------------------       THROUGH
                                           2000       1999       1998      OCTOBER 31, 1997
--------------------------------------------------------------------------------------------
 CLASS D SHARES
--------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------
 Net asset value, beginning of period     $ 8.86     $ 9.69     $ 9.33          $ 9.26
--------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
    Net investment income                   0.63       0.63       0.66            0.17
    Net realized and unrealized gain
    (loss)                                 (0.02)     (0.83)      0.36            0.07
                                          ------     ------     ------          ------
 Total income (loss) from investment
 operations                                 0.61      (0.20)      1.02            0.24
--------------------------------------------------------------------------------------------
 Less dividends from net investment
 income                                    (0.63)     (0.63)     (0.66)          (0.17)
--------------------------------------------------------------------------------------------
 Net asset value, end of period           $ 8.84     $ 8.86     $ 9.69          $ 9.33
--------------------------------------------------------------------------------------------

 TOTAL RETURN+                              7.17%     (2.08)%    11.30%           2.62%(1)
--------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
--------------------------------------------------------------------------------------------
 Expenses                                   0.72%(3)    0.70 %(3)    0.69%(3)         0.63%(2)
--------------------------------------------------------------------------------------------
 Net investment income                      7.15%(3)    6.86 %(3)    6.94%(3)         6.40%(2)
--------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                $4,378     $5,590     $1,956             $69
--------------------------------------------------------------------------------------------
 Portfolio turnover rate                      64%        17 %       13%             12%
--------------------------------------------------------------------------------------------

* The date shares were first issued.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES

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                      ----------------------------------------------------------

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

                           The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
--------------------------------------------------------------------------------
 GROWTH FUNDS
---------------------------------
GROWTH FUNDS
Aggressive Equity Fund
All Star Growth Fund
American Opportunities Fund
Capital Growth Securities
Developing Growth Securities
Growth Fund
Market Leader Trust
Mid-Cap Equity Trust
New Discoveries Fund
Next Generation Trust
Small Cap Growth Fund
Special Value Fund
Tax-Managed Growth Fund
21st Century Trend Fund
THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Technology Fund
GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund - "Best Ideas" Portfolio
European Growth Fund
Fund of Funds - International Portfolio
International Fund
International SmallCap Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund
--------------------------------------------------------------------------------
 GROWTH & INCOME FUNDS
---------------------------------
GROWTH & INCOME FUNDS
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds - Domestic Portfolio
Income Builder Fund
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series/Equity Portfolio
THEME FUNDS
Real Estate Fund
Utilities Fund
GLOBAL FUNDS
Global Dividend Growth Securities
Global Utilities Fund
--------------------------------------------------------------------------------
 INCOME FUNDS
---------------------------------
GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust
DIVERSIFIED INCOME FUNDS
Diversified Income Trust
CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund (NL)
GLOBAL INCOME FUNDS
North American Government Income Trust
World Wide Income Trust
TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
--------------------------------------------------------------------------------
 MONEY MARKET FUNDS
---------------------------------
TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund (MM)
U.S. Government Money Market Trust (MM)
TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust (MM)
New York Municipal Money Market Trust (MM)
Tax-Free Daily Income Trust (MM)

There may be funds created after this PROSPECTUS was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL - No-Load (Mutual) Fund; MM - Money Market Fund; FSC - A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                  PROSPECTUS - FEBRUARY 12, 2001

Additional information about the Fund's investments is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                            www.msdwadvice.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.
 TICKER SYMBOLS:

  CLASS A:   FDLAX      CLASS C:   FDLCX
--------------------  --------------------

  CLASS B:   FDLBX      CLASS D:   FDLDX
--------------------  --------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-4917)

Morgan Stanley Dean Witter
                                                        FEDERAL SECURITIES TRUST

                               [BACK COVER PHOTO]


                                                                   A MUTUAL FUND
                                                                      THAT SEEKS
                                                                    A HIGH LEVEL
                                                               OF CURRENT INCOME

STATEMENT OF ADDITIONAL INFORMATION           MORGAN STANLEY
FEBRUARY 12, 2001                             DEAN WITTER
                                              FEDERAL SECURITIES
                                              TRUST

--------------------------------------------------------------------------------

    This STATEMENT OF ADDITIONAL INFORMATION is not a PROSPECTUS. The PROSPECTUS (dated February 12, 2001) for the Morgan Stanley Dean Witter Federal Securities Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.

Morgan Stanley Dean Witter
Federal Securities Trust
Two World Trade Center
New York, NY 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I. Fund History.............................................    4

II. Description of the Fund and Its Investments and Risks...    4

  A. Classification.........................................    4

  B. Investment Strategies and Risks........................    4

  C. Fund Policies/Investment Restrictions..................   11

III. Management of the Fund.................................   13

  A. Board of Trustees......................................   13

  B. Management Information.................................   13

  C. Compensation...........................................   17

IV. Control Persons and Principal Holders of Securities.....   19

V. Investment Management and Other Services.................   19

  A. Investment Manager.....................................   19

  B. Principal Underwriter..................................   20

  C. Services Provided by the Investment Manager............   21

  D. Dealer Reallowances....................................   22

  E. Rule 12b-1 Plan........................................   22

  F. Other Service Providers................................   26

  G. Codes of Ethics........................................   26

VI. Brokerage Allocation and Other Practices................   26

  A. Brokerage Transactions.................................   26

  B. Commissions............................................   27

  C. Brokerage Selection....................................   27

  D. Directed Brokerage.....................................   28

  E. Regular Broker-Dealers.................................   28

VII. Capital Stock and Other Securities.....................   28

VIII. Purchase, Redemption and Pricing of Shares............   29

  A. Purchase/Redemption of Shares..........................   29

  B. Offering Price.........................................   29

IX. Taxation of the Fund and Shareholders...................   30

X. Underwriters.............................................   32

XI. Calculation of Performance Data.........................   32

XII. Financial Statements...................................   34

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Bank of New York.

"DEAN WITTER REYNOLDS"--Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"DISTRIBUTOR"--Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"FINANCIAL ADVISORS"--Morgan Stanley Dean Witter authorized financial services representatives.

"FUND"--Morgan Stanley Dean Witter Federal Securities Trust, a registered open-end investment company.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"INVESTMENT MANAGER"--Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

"MORGAN STANLEY DEAN WITTER FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.

"MSDW"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MSDW SERVICES COMPANY"--Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"TRANSFER AGENT"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on November 20, 1986, with the name Dean Witter Government Securities Plus. On August 17, 1992, the Fund's name was changed by the Trustees to Dean Witter Federal Securities Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Federal Securities Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is a high level of current income.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

    COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in CMOs-- collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

    Certain mortgage-backed securities in which the Fund may invest (E.G., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

    OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

    The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

    Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 10% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    INTEREST RATE FUTURES CONTRACTS. As a purchaser of an interest rate futures contract ("futures contracts"), the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. Government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and/or market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures con-tracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities and obligations of savings institutions. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States. Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each or which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the two highest grades by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. For purposes other than meeting redemptions, the Fund may invest up to 10% of its total assets in reverse repurchase agreements and dollar rolls.

    Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities.

    The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    The Fund will establish a segregated account in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.

    LEVERAGING. The Fund may borrow money, but only from a bank and in an amount up to 25% of the value of the Fund's total assets taken at the lower of market value or cost, not including the amount borrowed, in an effort to obtain additional income by leveraging its investments through purchasing securities with the borrowed funds. These borrowings will be subject to current margin requirements of the Federal Reserve Board and where necessary the Fund may use any or all of its securities as collateral for such borrowings. Any investment gains made with the additional monies in excess of interest paid will cause the net asset value of the Fund's shares to rise to a greater extent than would otherwise be the case. Conversely, if the investment performance of the additional monies fails to cover their cost to the Fund, net asset value will decrease to a greater extent than would otherwise be the case. This is the speculative factor involved in leverage.

    The investment policy provides that the Fund may not purchase or sell a security on margin. The margin and bank borrowing restrictions will prevent the ordinary purchase of a security which involves a cash borrowing from a broker of any part of the purchase price of a security.

    The Fund may also borrow from banks as a temporary measure for extraordinary or emergency purposes, and for these purposes and leveraging combined, in no event an amount greater than 25% of the value of the Fund's total assets.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

         1.  Seek a high level of current income.

    The Fund may not:

         1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

         2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

         3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

         4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

         5. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         6. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell (write) interest rate futures contracts and related options thereon.

         7. Borrow money, except from banks for investment purposes or as a temporary measure for extraordinary or emergency purposes in an amount up to 25% of the Fund's total assets, within the limits set forth in the Investment Company Act or enter into reverse repurchase agreements in an amount exceeding 10% of the Fund's total assets other than for purposes of meeting redemptions.

         8. Pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any reverse repurchase agreement;
    (b) borrowing money; or (c) purchasing any securities on a when-issued, delayed delivery or forward commitment basis.

        10. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase or reverse purchase agreements; or (c) by lending its portfolio securities.

        11. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time.

        12. Purchase securities on margin, except short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

        14. Invest for the purpose of exercising control or management of any other issuer.

        15. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

        16. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

        17. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

        18. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

    TRUSTEES AND OFFICERS.  The Board of the Fund consists of nine
(9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

    The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean Witter Funds (there were 97 such funds as of the calendar year ended December 31, 2000), are shown below.

NAME, AGE, POSITION WITH FUND AND ADDRESS      PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------
Michael Bozic (59) .....................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                    Dean Witter Funds; formerly Vice Chairman of Kmart
c/o Mayer, Brown & Platt                   Corporation (December 1998-October 2000), Chairman
Counsel to the Independent Trustees        and Chief Executive Officer of Levitz Furniture
1675 Broadway                              Corporation (November 1995-November 1998) and
New York, New York                         President and Chief Executive Officer of Hills
                                           Department Stores (May 1991-July 1995); formerly
                                           variously Chairman, Chief Executive Officer, Presi-
                                           dent and Chief Operating Officer (1987-1991) of the
                                           Sears Merchandise Group of Sears, Roebuck and Co.;
                                           Director of Weirton Steel Corporation.

Charles A. Fiumefreddo* (67) ...........   Chairman, Director or Trustee and Chief Executive
Chairman of the Board,                     Officer of the Morgan Stanley Dean Witter Funds;
Chief Executive Officer and Trustee        formerly Chairman, Chief Executive Officer and
Two World Trade Center                     Director of the Investment Manager, the Distributor
New York, New York                         and MSDW Services Company; Executive Vice President
                                           and Director of Dean Witter Reynolds; Chairman and
                                           Director of the Transfer Agent; formerly Director
                                           and/or officer of various MSDW subsidiaries (until
                                           June 1998).

NAME, AGE, POSITION WITH FUND AND ADDRESS      PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------
Edwin J. Garn (68) .....................   Director or Trustee of the Morgan Stanley Dean Witter
Trustee                                    Funds; formerly United States Senator
c/o Summit Ventures LLC                    (R-Utah)(1974-1992) and Chairman, Senate Banking
1 Utah Center                              Committee (1980-1986); formerly Mayor of Salt Lake
201 S. Main Street                         City, Utah (1971-1974); formerly Astronaut, Space
Salt Lake City, Utah                       Shuttle Discovery (April 12-19, 1985); Vice Chairman,
                                           Huntsman Corporation (chemical company); Director of
                                           Franklin Covey (time management systems), BMW Bank of
                                           North America, Inc. (industrial loan corporation),
                                           United Space Alliance (joint venture between Lock-
                                           heed Martin and the Boeing Company) and Nuskin Asia
                                           Pacific (multilevel marketing); member of the Utah
                                           Regional Advisory Board of Pacific Corp.; member of
                                           the board of various civic and charitable
                                           organizations.

Wayne E. Hedien (66) ...................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                    Dean Witter Funds; Director of The PMI Group, Inc.
c/o Mayer, Brown & Platt                   (private mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees        Chairman of The Field Museum of Natural History;
1675 Broadway                              formerly associated with the Allstate Companies
New York, New York                         (1966-1994), most recently as Chairman of The
                                           Allstate Corporation (March 1993-December 1994) and
                                           Chairman and Chief Executive Officer of its
                                           wholly-owned subsidiary, Allstate Insurance Company
                                           (July 1989-December 1994); director of various other
                                           business and charitable organizations.

James F. Higgins* (52) .................   Chairman of the Private Client Group of MSDW (since
Trustee                                    August 2000); Director of the Transfer Agent and Dean
Two World Trade Center                     Witter Realty Inc.; Director or Trustee of the Morgan
New York, New York                         Stanley Dean Witter Funds (since June 2000);
                                           previously President and Chief Operating Officer of
                                           the Private Client Group of MSDW (May 1999-August
                                           2000), President and Chief Operating Officer of
                                           Individual Securities of MSDW (February 1997-May
                                           1999), President and Chief Operating Officer of Dean
                                           Witter Securities of MSDW (1995-February 1997), and
                                           President and Chief Operating Officer of Dean Witter
                                           Financial (1989-1995) and Director (1985-1997) of
                                           Dean Witter Reynolds.

Dr. Manuel H. Johnson (51) .............   Senior Partner, Johnson Smick International, Inc., a
Trustee                                    consulting firm; Co-Chairman and a founder of the
c/o Johnson Smick International, Inc.      Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.              economic commission; Chairman of the Audit Committee
Washington, D.C.                           and Director or Trustee of the Morgan Stanley Dean
                                           Witter Funds; Director of Greenwich Capital
                                           Markets, Inc. (broker-dealer), Independence Standards
                                           Board (private sector organization governing
                                           independence of auditors) and NVR, Inc. (home
                                           construction); Chairman and Trustee of the Financial
                                           Accounting Foundation (oversight organization of the
                                           Financial Accounting Standards Board); formerly Vice
                                           Chairman of the Board of Governors of the Federal
                                           Reserve System and Assistant Secretary of the U.S.
                                           Treasury.

NAME, AGE, POSITION WITH FUND AND ADDRESS      PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------
Michael E. Nugent (64) .................   General Partner, Triumph Capital, L.P., a private
Trustee                                    investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                  Committee and Director or Trustee of the Morgan
237 Park Avenue                            Stanley Dean Witter Funds; formerly Vice President,
New York, New York                         Bankers Trust Company and BT Capital Corporation;
                                           director of various business organizations.

Philip J. Purcell* (57) ................   Chairman of the Board of Directors and Chief
Trustee                                    Executive Officer of MSDW, Dean Witter Reynolds and
1585 Broadway                              Novus Credit Services Inc.; Director of the
New York, New York                         Distributor; Director or Trustee of the Morgan
                                           Stanley Dean Witter Funds; Director of American
                                           Airlines, Inc. and its parent company, AMR
                                           Corporation; Director and/or officer of various MSDW
                                           subsidiaries.

John L. Schroeder (70) .................   Retired; Chairman of the Derivatives Committee and
Trustee                                    Director or Trustee of the Morgan Stanley Dean Witter
c/o Mayer, Brown & Platt                   Funds; Director of Citizens Communications Company
Counsel to the Independent Trustees        (telecommunications company); formerly Executive Vice
1675 Broadway                              President and Chief Investment Officer of the Home
New York, New York                         Insurance Company (August 1991-September 1995).

Mitchell M. Merin (47) .................   President and Chief Operating Officer of Morgan
President                                  Stanley Dean Witter Asset Management (since December
Two World Trade Center                     1998); President and Director (since April 1997) and
New York, New York                         Chief Executive Officer (since June 1998) of the
                                           Investment Manager and MSDW Services Company;
                                           Chairman, Chief Executive Officer and Director of the
                                           Distributor (since June 1998); Chairman and Chief
                                           Executive Officer (since June 1998) and Director
                                           (since January 1998) of the Transfer Agent; Director
                                           of various MSDW subsidiaries; President of the Morgan
                                           Stanley Dean Witter Funds (since May 1999); Trustee
                                           of various Van Kampen investment companies (since
                                           December 1999); previously Chief Strategic Officer of
                                           the Investment Manager and MSDW Services Company and
                                           Executive Vice President of the Distributor (April
                                           1997-June 1998), Vice President of the Morgan Stanley
                                           Dean Witter Funds (May 1997-April 1999), and
                                           Executive Vice President of Dean Witter, Discover &
                                           Co.

Barry Fink (46) ........................   General Counsel (since May 2000) and Managing
Vice President,                            Director (since December 2000) of Morgan Stanley Dean
Secretary and General Counsel              Witter Asset Management; Executive Vice President
Two World Trade Center                     (since December 1999) and Secretary and General
New York, New York                         Counsel (since February 1997) and Director (since
                                           July 1998) of the Investment Manager and MSDW
                                           Services Company; Vice President, Secretary and
                                           General Counsel of the Morgan Stanley Dean Witter
                                           Funds (since February 1997); Vice President and
                                           Secretary of the Distributor; previously, Senior Vice
                                           President (March 1997-December 1999), First Vice
                                           President; Assistant Secretary and Assistant General
                                           Counsel of the Investment Manager and MSDW Services
                                           Company.

NAME, AGE, POSITION WITH FUND AND ADDRESS      PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------
W. David Armstrong (42) ................   Managing Director of the Investment Manager and
Vice President                             Managing Director and member of the Interest Rate
Two World Trade Center                     Research Team of Miller Anderson & Sherrerd, LLP
New York, New York                         ("MAS") an affiliate of the Investment Manager;
                                           previously Senior Vice President of Lehman Brothers
                                           (April 1995-February 1998). Vice President of various
                                           Morgan Stanley Dean Witter Funds.
David S. Horowitz (27) .................   Vice President of the Investment Manager and MAS.
Vice President                             Vice President of various Morgan Stanley Dean Witter
Two World Trade Center                     Funds.
New York, New York
Paul F. O'Brien (44) ...................   Principal of the Investment Manager and Principal and
Vice President                             member of the Interest Rate Research Team of MAS;
Two World Trade Center                     previously an economist at JP Morgan, London (January
New York, New York                         1994-January 1996). Vice President of various Morgan
                                           Stanley Dean Witter Funds.
Thomas F. Caloia (54) ..................   First Vice President and Assistant Treasurer of the
Treasurer                                  Investment Manager, the Distributor and MSDW Services
Two World Trade Center                     Company; Treasurer of the Morgan Stanley Dean Witter
New York, New York                         Funds.

------------
*Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.

    In addition, RONALD E. ROBISON, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company and Chief Executive Officer and Director of the Transfer Agent, ROBERT
S. GIAMBRONE, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, JOSEPH J. MCALINDEN, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, JONATHAN R. PAGE and JAMES F. WILLISON, Managing Directors of the Investment Manager, and KENTON J. HINCHLIFFE, a Principal of the Investment Manager, are Vice Presidents of the Fund.

    In addition, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Senior Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, MARILYN K. CRANNEY and TODD LEBO, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and NATASHA KASSIAN and GEORGE SILFEN, Assistant Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

    The independent directors/trustees are charged with recommending to the full board approval of man-agement, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; re-viewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

    The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committee additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended October 31, 2000.

                               FUND COMPENSATION

                                                               AGGREGATE
                                                             COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                  FROM THE FUND
---------------------------                                  -------------
Michael Bozic...............................................   $1,500
Edwin J. Garn...............................................    1,550
Wayne E. Hedien.............................................    1,550
Dr. Manuel H. Johnson.......................................    2,300
Michael E. Nugent...........................................    2,050
John L. Schroeder...........................................    2,000

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Dean Witter Funds that were in operation at December 31, 2000.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS

                                                               TOTAL CASH
                                                              COMPENSATION
                                                             FOR SERVICES TO
                                                                97 MORGAN
                                                              STANLEY DEAN
NAME OF INDEPENDENT TRUSTEE                                   WITTER FUNDS
---------------------------                                  ---------------
Michael Bozic...............................................   $146,917
Edwin J. Garn...............................................    151,717
Wayne E. Hedien.............................................    151,567
Dr. Manuel H. Johnson.......................................    223,655
Michael E. Nugent...........................................    199,759
John L. Schroeder...........................................    194,809

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 53 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director or trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended October 31, 2000 and by the 55 Morgan Stanley Dean Witter Funds

------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouces were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(including the Fund) for the year ended December 31, 2000, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of October 31, 2000 and from the 55 Morgan Stanley Dean Witter Funds as of December 31, 2000.

   RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS

                                  FOR ALL ADOPTING FUNDS
                               -----------------------------   RETIREMENT BENEFITS    ESTIMATED ANNUAL
                                 ESTIMATED                         ACCRUED AS             BENEFITS
                                 CREDITED                           EXPENSES         UPON RETIREMENT(2)
                                   YEARS         ESTIMATED     -------------------   -------------------
                               OF SERVICE AT   PERCENTAGE OF               BY ALL      FROM     FROM ALL
                                RETIREMENT       ELIGIBLE       BY THE    ADOPTING     THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)    COMPENSATION      FUND      FUNDS       FUND      FUNDS
---------------------------    -------------   -------------   --------   --------   --------   --------
Michael Bozic................        10           60.44%        $  358    $20,001     $  907    $52,885
Edwin J. Garn................        10           60.44            490     29,348        907     52,817
Wayne E. Hedien..............         9           51.37            679     37,886        771     44,952
Dr. Manuel H. Johnson........        10           60.44            348     21,187      1,360     77,817
Michael E. Nugent............        10           60.44            578     36,202      1,209     69,506
John L. Schroeder............         8           50.37          1,096     65,337        960     53,677

------------------------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 18.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    The following owned 5% or more of the outstanding shares of Class A on January 12, 2001: American Lung Assoc. of IL, Fixed Income Account, 3000 Kelly Ln., Springfield, IL 62707-6226--21.2%; Morgan Stanley Dean Witter Trust FSB Trustee, Northeast Regional Medical Center, P.O. Box 957, Jersey City, NJ 07303-0957--13.2%. James P. Slavin, 258 Seaview St., Melbourne Beach, FL 32951-3475--9.2% and Terry Klein, 78 Poplar St., Garden City NY 11530-6325--5.3%. The following owned 5% or more of the outstanding shares of Class C on January 12, 2001: Medical Education Resources Inc., 1500 W. Canal Ct., Littleton, CO 80120-5615--6.3%. The following owned 5% or more of the outstanding shares of Class D on January 12, 2001: Dean Witter Reynolds Cust. for Jerry Ercolano, IRA rollover dated 07/08/92, 225 W. Baily Rd., Naperville, IL 60565-4118--7.5%.

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's daily net assets:

       -0.55% of the portion of the daily net assets of the Fund not exceeding $1 billion;
       -0.525% of the portion of the Fund's daily net assets exceeding $1 billion but not exceeding $1.5 billion;
       -0.50% of the portion of the Fund's daily net assets exceeding
        $1.5 billion but not exceeding $2 billion;
       -0.475% of the portion of the Fund's daily net assets exceeding $2 billion but not exceeding $2.5 billion;
       -0.45% of the portion of the Fund's daily net assets exceeding
        $2.5 billion but not exceeding $5 billion;
       -0.425% of the portion of the Fund's daily net assets exceeding $5 billion but not exceeding $7.5 billion;
       -0.40% of the portion of the Fund's daily net assets exceeding
        $7.5 billion but not exceeding $10 billion;
       -0.375% of the portion of the Fund's daily net assets exceeding
        $10 billion but not exceeding $12.5 billion; and -0.35% of the portion of the Fund's daily net assets exceeding
        $12.5 billion.

    The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended October 31, 1998, 1999 and 2000, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $3,403,780, $3,328,750 and $2,765,873, respectively.

    The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B.

    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended October 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                                      2000                1999                1998
                                -----------------   -----------------   -----------------
Class A.......................  FSCs:(1) $  9,869   FSCs:(1) $ 18,000   FSCs:(1) $ 26,000
                                CDSCs:   $  2,432   CDSCs:   $ 22,000   CDSCs:   $ 13,000
Class B.......................  CDSCs:   $390,423   CDSCs:   $499,000   CDSCs:   $473,000
Class C.......................  CDSCs:   $  7,871   CDSCs:   $ 15,000   CDSCs:   $  2,000

------------------------

(1)  FSCs apply to Class A only.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended
October 31, 2000, of $4,111,164. This amount is equal to 0.85% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended October 31, 2000, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $4,535 and $86,720, respectively, which amounts are equal to 0.10% and 0.85% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or MSDW's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by MSDW Eligible Plans, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.85% of the current value of the respective accounts for which they are the Financial Advisors of record.

    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Dean Witter Choice program, the Investment Manager compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Dean Witter Choice program).

    The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds' Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Dean Witter Reynolds' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

    The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund and held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or MSDW's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.85%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended October 31, 2000 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $191,181,036 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 3.51% ($6,714,896)--advertising and promotional expenses; (ii) 0.26% ($489,965)--printing of prospectuses for distribution to other than current shareholders; and (iii) 96.23% ($183,976,175)--other expenses, including the gross sales credit and the carrying charge, of which 17.98% ($33,082,095) represents carrying charges, 33.96% ($62,470,149) represents commission credits to Dean Witter Reynolds' branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 48.06% ($88,423,931) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended October 31, 2000 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $19,444,031 as of October 31, 2000 (the end of the Fund's fiscal year), which was equal to 4.26% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund there were no such expenses that may be reimbursed in the subsequent year in the Class of Class A or Class B at December 31, 2000 (end of Calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds' branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS

    The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with either Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

    The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees of the Fund, the Investment Manager is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions will occur primarily with issuers, underwriters or major dealers in U.S. Government securities acting as principals. Such transactions are normally on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Options and futures transactions will usually be effected through a broker and a commission will be charged.

    For the fiscal years ended October 31, 1998, 1999 and 2000, the Fund paid a total of $81,461, $84,914 and $75,973, respectively, in brokerage commissions.

B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

    During the fiscal years ended October 31, 1998, 1999 and 2000, the Fund did not effect any principal transactions with Dean Witter Reynolds.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal year ended October 31, 1998, the Fund paid a total of $450 in brokerage commissions to Dean Witter Reynolds. During the fiscal years ended October 31, 1999 and 2000, the Fund did not pay any brokerage commissions to Dean Witter Reynolds. In addition, during the fiscal year ended October 31, 1998, the Fund paid Dean Witter Reynolds $4,339 for clearing options and futures transactions. During the fiscal years ended October 31, 1999 and 2000, the Fund did not pay any amounts to Dean Witter Reynolds for clearing options and futures transactions.

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be of benefit to them and any of their affiliates in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

    During the fiscal year ended October 31, 2000, the Fund did not pay any brokerage commissions to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

    During the fiscal year ended October 31, 2000, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At October 31, 2000, the Fund did not own any securities issued by any of such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Dean Witter Reynolds, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Dean Witter Reynolds may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

    The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Investment Management and Other Services--E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    In the calculation of the Fund's net asset value: (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price prior to the time of valuation, and (2) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term.

    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is generally 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

    After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is generally 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and re-acquired on January 1, 2001. A shareholder making such election may realize capital gains or losses. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period, multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended October 31, 2000, the yield, calculated pursuant to the formula described above, was approximately 5.89%, 5.55%, 5.54% and 6.40% for Class A, Class B, Class C and Class D, respectively.

    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one, five and ten year periods ended October 31, 2000 were 1.27%, 4.63% and 6.76%, respectively. The average annual total returns of Class A for the fiscal year ended October 31, 2000 and for the period July 28, 1997 (inception of the Class) through October 31, 2000 were 2.42% and 4.60%, respectively. The average annual total returns of Class C for the fiscal year ended October 31, 2000 and for the period July 28, 1997 (inception of the Class) through October 31, 2000 were 5.26% and 5.12%, respectively. The average annual total returns of Class D for the fiscal year ended October 31, 2000 and for the period July 28, 1997 (inception of the Class) through October 31, 2000 were 7.17% and 5.71%, respectively.

    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one, five and ten year periods ended October 31, 2000, were 6.26%, 4.94% and 6.76%, respectively. Based on this calculation, the average annual total returns of Class A for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were 6.97% and 6.00%, respectively, the average annual total returns of Class C for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were 6.26% and 5.12%, respectively, and the average annual total returns of Class D for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were 7.17% and 5.71%, respectively.

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the one, five and ten year period ended October 31, 2000, were 6.26%, 27.26% and 92.43%, respectively. Based on the foregoing calculation, the total returns of Class A for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were 6.97% and 20.92%, respectively, the total returns of Class C for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were 6.26% and 17.68%, respectively, and the total returns of Class D for the fiscal year ended October 31, 2000 and for the period July 28, 1997 through October 31, 2000 were 7.17% and 19.85%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at October 31, 2000:

                                                                   INVESTMENT AT INCEPTION OF:
                                                     INCEPTION   --------------------------------
CLASS                                                  DATE:     $10,000     $50,000    $100,000
-----                                                ---------   --------   ---------   ---------
Class A............................................  07/28/97    $11,578    $ 58,344    $117,595
Class B............................................  03/31/87     24,105     120,525     241,050
Class C............................................  07/28/97     11,768      58,840     117,680
Class D............................................  07/28/97     11,985      59,925     119,850

    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EXPERTS. The financial statements of the Fund for the fiscal year ended October 31, 2000 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

                                     *****

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2000

PRINCIPAL                                        DESCRIPTION
AMOUNT IN                                            AND                                            COUPON
THOUSANDS                                       MATURITY DATE                                        RATE      VALUE
------------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (75.7%)
           U.S. Government Agencies (10.4%)
 $12,000   Federal Home Loan Banks 07/02/12.......................................................   0.00%  $  4,697,880
   4,400   Federal National Mortgage Assoc. 09/25/07..............................................   6.85      4,322,428
   5,000   Federal National Mortgage Assoc. 12/24/07..............................................   6.48      4,847,850
  58,000   Resolution Funding Strip 07/15/08 - 01/15/09...........................................   0.00     35,578,280
                                                                                                            ------------
                                                                                                              49,446,438
                                                                                                            ------------
           U.S. Treasury Bonds (62.7%)
  50,000   11/15/27 - 08/15/29....................................................................   6.125    51,408,500
  30,000   05/15/30...............................................................................   6.25     31,950,000
  20,000   11/15/15*..............................................................................   9.875    27,613,200
  15,000   11/15/12...............................................................................  10.375    18,692,550
  92,600   08/15/13...............................................................................  12.00    126,589,756
  30,000   11/15/11...............................................................................  14.00     42,003,900
                                                                                                            ------------
                                                                                                             298,257,906
                                                                                                            ------------
           U.S. Treasury Notes (2.6%)
   5,000   11/15/08...............................................................................   4.75      4,655,150
   8,000   02/15/01...............................................................................   7.75      8,022,960
                                                                                                            ------------
                                                                                                              12,678,110
                                                                                                            ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (COST $362,766,573)............................................................................   360,382,454
                                                                                                            ------------

           MORTGAGE-BACKED SECURITIES (23.5%)
           Federal Home Loan Mortgage Corp. (2.9%)
   9,083   10/01/10 - 02/01/20....................................................................   9.50      9,400,589
   3,273   09/01/15 - 10/01/19....................................................................  10.00      3,390,449
     784   02/01/16 - 10/01/18....................................................................  10.50        837,780
                                                                                                            ------------
                                                                                                              13,628,818
                                                                                                            ------------
           Federal National Mortgage Assoc. (5.5%)
   8,365   03/01/28 - 08/01/28....................................................................   6.00      7,841,878
   1,445   06/01/26 - 12/01/26....................................................................   7.50      1,442,559
  14,056   05/01/24 - 09/01/30....................................................................   8.00     14,227,588
   1,946   01/01/22 - 04/01/25....................................................................   8.50      1,987,457
     644   09/01/16 - 05/01/20....................................................................   9.50        667,663
      67   03/01/16 - 02/01/18....................................................................   9.75         70,558
                                                                                                            ------------
                                                                                                              26,237,703
                                                                                                            ------------
           Government National Mortgage Assoc. (8.9%)
  17,394   08/15/25 - 05/15/29....................................................................   6.50     16,790,545
  19,201   12/15/22 - 05/15/24....................................................................   7.00     18,930,851
     538   01/15/29 - 08/15/29....................................................................   7.50        539,579
   5,468   10/15/19 - 10/15/24....................................................................   8.50      5,608,314

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 2000, CONTINUED

PRINCIPAL                                       DESCRIPTION
AMOUNT IN                                           AND                                             COUPON
THOUSANDS                                      MATURITY DATE                                        RATE       VALUE
------------------------------------------------------------------------------------------------------------------------
 $   396   05/15/16 - 11/15/20....................................................................  10.00%  $    415,154
      38   09/15/18...............................................................................  11.00         41,174
                                                                                                            ------------
                                                                                                              42,325,617
                                                                                                            ------------
           Government National Mortgage Assoc. I I (6.2%)
   8,962   01/20/29 - 02/20/29....................................................................   6.50      8,617,450
  17,992   12/20/28 - 06/20/29....................................................................   7.00     17,649,142
   3,099   05/20/30...............................................................................   8.00      3,131,856
                                                                                                            ------------
                                                                                                              29,398,448
                                                                                                            ------------

           TOTAL MORTGAGE-BACKED SECURITIES
           (COST $112,740,508)............................................................................   111,590,586
                                                                                                            ------------


           SHORT-TERM INVESTMENT (0.6%)
           REPURCHASE AGREEMENT
   2,973   The Bank of New York (dated 10/31/00; proceeds $2,973,854) (a) (COST
             $2,973,322).........................................................     2,973,322
                                                                                   ------------

TOTAL INVESTMENTS
(COST $478,480,403) (b)...................................................................   99.8%    474,946,362

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.2         862,013
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 475,808,375
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

 * A portion of this security is segregated in connection with open futures contracts.
(a) Collateralized by $2,976,066 U.S. Treasury Note 6.25% due 07/31/02 valued at $3,032,796.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $7,032,773 and the aggregate gross unrealized depreciation is $10,566,814, resulting in net unrealized depreciation of $3,534,041.

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2000:

                        DESCRIPTION,        UNDERLYING
     NUMBER OF         DELIVERY MONTH,     FACE AMOUNT      UNREALIZED
     CONTRACTS            AND YEAR           AT VALUE      DEPRECIATION
------------------------------------------------------------------------
        375          U.S. Treasury Bonds   $ 37,441,406    $    517,775
                        December/2000

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:
Investments in securities, at value
  (cost $478,480,403).........................................................................  $474,946,362
Cash..........................................................................................        23,438
Receivable for:
    Interest..................................................................................     9,092,313
    Shares of beneficial interest sold........................................................     1,044,793
    Variation margin on future contracts......................................................       187,500
    Principal paydowns........................................................................       144,361
Prepaid expenses and other assets.............................................................        50,229
                                                                                                ------------
     TOTAL ASSETS.............................................................................   485,488,996
                                                                                                ------------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.................................................     8,351,732
    Plan of distribution fee..................................................................       354,296
    Dividends and distributions to shareholders...............................................       300,728
    Investment management fee.................................................................       233,193
Accrued expenses and other payables...........................................................       440,672
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     9,680,621
                                                                                                ------------
     NET ASSETS...............................................................................  $475,808,375
                                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $519,199,097
Net unrealized depreciation...................................................................    (4,051,816)
Accumulated net realized loss.................................................................   (39,338,906)
                                                                                                ------------
     NET ASSETS...............................................................................  $475,808,375
                                                                                                ============
CLASS A SHARES:
Net Assets....................................................................................  $  4,821,183
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       536,908
     NET ASSET VALUE PER SHARE................................................................         $8.98
                                                                                                ============

     MAXIMUM OFFERING PRICE PER SHARE
       (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE)........................................         $9.38
                                                                                                ============
CLASS B SHARES:
Net Assets....................................................................................  $456,417,554
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................    51,556,289
     NET ASSET VALUE PER SHARE................................................................         $8.85
                                                                                                ============
CLASS C SHARES:
Net Assets....................................................................................  $ 10,191,213
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................     1,141,467
     NET ASSET VALUE PER SHARE................................................................         $8.93
                                                                                                ============
CLASS D SHARES:
Net Assets....................................................................................  $  4,378,425
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       495,550
     NET ASSET VALUE PER SHARE................................................................         $8.84
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

NET INVESTMENT INCOME:

INTEREST INCOME................................................................................  $39,600,874
                                                                                                 -----------

EXPENSES
Plan of distribution fee (Class A shares)......................................................        4,534
Plan of distribution fee (Class B shares)......................................................    4,111,164
Plan of distribution fee (Class C shares)......................................................       86,720
Investment management fee......................................................................    2,765,873
Transfer agent fees and expenses...............................................................      456,054
Registration fees..............................................................................       97,305
Shareholder reports and notices................................................................       83,570
Professional fees..............................................................................       80,283
Custodian fees.................................................................................       78,880
Trustees' fees and expenses....................................................................       17,356
Other..........................................................................................       16,943
                                                                                                 -----------

     TOTAL EXPENSES............................................................................    7,798,682
                                                                                                 -----------

     NET INVESTMENT INCOME.....................................................................   31,802,192
                                                                                                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain/loss on:
    Investments................................................................................    4,085,081
    Futures contracts..........................................................................   (3,995,104)
    Options written............................................................................    1,341,115
                                                                                                 -----------

     NET GAIN..................................................................................    1,431,092
                                                                                                 -----------

Net change in unrealized appreciation..........................................................   (4,503,807)
                                                                                                 -----------

     NET LOSS..................................................................................   (3,072,715)
                                                                                                 -----------

NET INCREASE...................................................................................  $28,729,477
                                                                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE YEAR      FOR THE YEAR
                                                                                            ENDED             ENDED
                                                                                       OCTOBER 31, 2000  OCTOBER 31, 1999
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................................................    $ 31,802,192      $ 36,412,647
Net realized gain....................................................................       1,431,092         2,435,567
Net change in unrealized appreciation/depreciation...................................      (4,503,807)      (58,286,121)
                                                                                         ------------      ------------

     NET INCREASE (DECREASE).........................................................      28,729,477       (19,437,907)
                                                                                         ------------      ------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A shares.......................................................................        (334,672)         (328,982)
Class B shares.......................................................................     (30,522,209)      (35,383,489)
Class C shares.......................................................................        (641,985)         (502,451)
Class D shares.......................................................................        (303,326)         (197,725)
                                                                                         ------------      ------------

     TOTAL DIVIDENDS.................................................................     (31,802,192)      (36,412,647)
                                                                                         ------------      ------------
Net decrease from transactions in shares of beneficial interest......................     (82,892,591)      (35,642,483)
                                                                                         ------------      ------------

     NET DECREASE....................................................................     (85,965,306)      (91,493,037)

NET ASSETS:
Beginning of period..................................................................     561,773,681       653,266,718
                                                                                         ------------      ------------

     END OF PERIOD...................................................................    $475,808,375      $561,773,681
                                                                                         ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Federal Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to earn a high level of current income. The Fund commenced operations on March 31, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (3) futures contracts are valued at the latest sale price as of the close of the commodities exchange on which it trades unless the Trustees determine that such price does not reflect their market value, in which case it will be valued at fair value as determined by the Trustees; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that the sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(5) short-term debt securities having a maturity date of more than sixty days at

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. OPTIONS AND FUTURES -- (1) Written options on debt obligations: When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; (2) Purchased options on debt obligations: When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid;
(3) Options on futures contracts: The Fund is required to deposit cash, U.S. Government securities or other liquid portfolio securities as "initial margin" and "variation margin" with respect to written call and put options on futures contracts. If a written option expires, the Fund realizes a gain. If a written call or put option is exercised, the premium received will decrease or increase the unrealized loss or gain on the futures contract. If the Fund

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying futures contract and the liability related to such option is extinguished; (4) Futures contracts:
A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined at the close of each business day: 0.55% to the portion of daily net assets not exceeding $1 billion; 0.525% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.50% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.475% to the portion of daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.45% to the portion of daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.425% to the portion of daily net assets exceeding $5 billion but not exceeding

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

$7.5 billion; 0.40% to the portion of daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.375% to the portion of daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.35% to the portion of daily net assets exceeding $12.5 billion.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $19,444,031 at October 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.10% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

shares and Class C shares of $2,432, $390,423 and $7,871, respectively and received $9,869 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/prepayments of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 were $304,196,567 and $394,462,710, respectively.

Transactions in written options for the year ended October 31, 2000 were as follows:

                                                                    CONTRACTS      PREMIUMS
                                                                   -----------  --------------
Option contracts written, outstanding at beginning of the
 period..........................................................         500   $     194,541
Options written..................................................       9,900       5,972,574
Options closed...................................................      (7,417)     (4,561,723)
Options exercised................................................      (2,523)     (1,462,580)
Options expired..................................................        (460)       (142,812)
                                                                   ----------   -------------
Option contracts written, outstanding at end of the period.......           0   $           0
                                                                   ==========   =============

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $3,100.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,845. At October 31, 2000, the Fund had an accrued pension liability of $53,427 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

At October 31, 2000, the Fund had a net capital loss carryover of approximately $34,797,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

          AMOUNT IN THOUSANDS
----------------------------------------
           2004       2007       2008
          --------   --------   --------
 2002
-------
$31,124     $690      $2,381      $602
=======     ====      ======      ====

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

At October 31, 2000, the Fund was required for Federal income tax purposes to defer approximately $4,758,000 of realized losses on certain closed options and futures contracts.

As of October 31, 2000, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on straddles and permanent book/tax differences attributable to an expired capital loss carryover. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated net realized loss was credited $3,854,214.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE YEAR                 FOR THE YEAR
                                                                              ENDED                       ENDED
                                                                        OCTOBER 31, 2000             OCTOBER 31, 1999
                                                                   ---------------------------  --------------------------
                                                                     SHARES         AMOUNT        SHARES        AMOUNT
                                                                   -----------  --------------  -----------  -------------
CLASS A SHARES
Sold.............................................................    6,489,634  $  57,621,601       763,352  $   7,174,821
Reinvestment of dividends........................................       27,856        246,613        28,765        269,255
Redeemed.........................................................   (6,454,550)   (57,263,299)     (817,775)    (7,604,223)
                                                                   -----------  -------------   -----------  -------------
Net increase (decrease) -- Class A...............................       62,940        604,915       (25,658)      (160,147)
                                                                   -----------  -------------   -----------  -------------

CLASS B SHARES
Sold.............................................................   28,272,528    246,845,233    11,015,098    101,346,580
Reinvestment of dividends........................................    1,998,950     17,421,227     2,189,665     20,178,753
Redeemed.........................................................  (39,670,884)  (345,885,470)  (17,981,486)  (165,348,233)
                                                                   -----------  -------------   -----------  -------------
Net decrease -- Class B..........................................   (9,399,406)   (81,619,010)   (4,776,723)   (43,822,900)
                                                                   -----------  -------------   -----------  -------------

CLASS C SHARES
Sold.............................................................    1,907,176     16,921,690     1,002,507      9,285,620
Reinvestment of dividends........................................       45,607        401,053        38,573        357,523
Redeemed.........................................................   (2,039,464)   (18,041,761)     (548,291)    (5,132,935)
                                                                   -----------  -------------   -----------  -------------
Net increase (decrease) -- Class C...............................      (86,681)      (719,018)      492,789      4,510,208
                                                                   -----------  -------------   -----------  -------------

CLASS D SHARES
Sold.............................................................    6,061,166     52,868,442     1,612,081     14,224,809
Reinvestment of dividends........................................       25,877        225,055        17,692        161,340
Redeemed.........................................................   (6,222,581)   (54,252,975)   (1,200,596)   (10,555,793)
                                                                   -----------  -------------   -----------  -------------
Net increase (decrease) -- Class D...............................     (135,538)    (1,159,478)      429,177      3,830,356
                                                                   -----------  -------------   -----------  -------------
Net decrease in Fund.............................................   (9,558,685) $ (82,892,591)   (3,880,415) $ (35,642,483)
                                                                   ===========  =============   ===========  =============

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2000, CONTINUED

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

To hedge against adverse interest rate and market risks on portfolio positions or anticipated positions in U.S. Government securities, or in the case of written options, to close out long or short positions in futures contracts, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative instruments").

These derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.

At October 31, 2000, the Fund had outstanding interest rate futures.

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                  FOR THE PERIOD
                                                              FOR THE YEAR ENDED OCTOBER 31       JULY 28, 1997*
                                                             --------------------------------         THROUGH
                                                               2000        1999        1998      OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................ $   9.01    $   9.79    $   9.45        $   9.26
                                                             --------    --------    --------        --------

Income (loss) from investment operations:
   Net investment income....................................     0.63        0.62        0.64            0.16
   Net realized and unrealized gain (loss)..................    (0.03)      (0.78)       0.34            0.19
                                                             --------    --------    --------        --------

Total income (loss) from investment operations..............     0.60       (0.16)       0.98            0.35
                                                             --------    --------    --------        --------

Less dividends from net investment income...................    (0.63)      (0.62)      (0.64)          (0.16)
                                                             --------    --------    --------        --------

Net asset value, end of period.............................. $   8.98    $   9.01    $   9.79        $   9.45
                                                             ========    ========    ========        ========

TOTAL RETURN+...............................................     6.97%      (1.66)%     10.75%           3.78%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     0.82%(3)     0.91 %(3)     0.93%(3)         0.92%(2)

Net investment income.......................................     7.05%(3)     6.65 %(3)     6.70%(3)         6.60%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................   $4,821      $4,272      $4,894          $2,051

Portfolio turnover rate.....................................       64%         17 %        13%             12%

---------------------

 *   The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                          FOR THE YEAR ENDED OCTOBER 31
                                                             --------------------------------------------------------
                                                               2000        1999        1998       1997*        1996
---------------------------------------------------------------------------------------------------------------------
CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................ $   8.87    $   9.72    $   9.36    $   9.25    $   9.49
                                                             --------    --------    --------    --------    --------

Income (loss) from investment operations:
   Net investment income....................................     0.55        0.55        0.58        0.59        0.59
   Net realized and unrealized gain (loss)..................    (0.02)      (0.85)       0.36        0.11       (0.25)
                                                             --------    --------    --------    --------    --------

Total income (loss) from investment operations..............     0.53       (0.30)       0.94        0.70        0.34
                                                             --------    --------    --------    --------    --------

Less dividends from net investment income...................    (0.55)      (0.55)      (0.58)      (0.59)      (0.58)
                                                             --------    --------    --------    --------    --------

Net asset value, end of period.............................. $   8.85    $   8.87    $   9.72    $   9.36    $   9.25
                                                             ========    ========    ========    ========    ========

TOTAL RETURN+...............................................     6.26%      (3.09)%     10.35%       7.89%       3.79%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     1.57%(1)     1.55 %(1)     1.54%(1)     1.53%     1.53%

Net investment income.......................................     6.30%(1)     6.01 %(1)     6.09%(1)     6.41%     6.31%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..................... $456,418    $540,916    $639,212    $623,049    $719,935

Portfolio turnover rate.....................................       64%         17 %        13%         12%         10%

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                  FOR THE PERIOD
                                                              FOR THE YEAR ENDED OCTOBER 31       JULY 28, 1997*
                                                             --------------------------------         THROUGH
                                                               2000        1999        1998      OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------------
CLASS C SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................ $   8.95    $   9.80    $   9.44        $   9.26
                                                             --------    --------    --------        --------

Income (loss) from investment operations:
   Net investment income....................................     0.56        0.56        0.58            0.15
   Net realized and unrealized gain (loss)..................    (0.02)      (0.85)       0.36            0.18
                                                             --------    --------    --------        --------

Total income (loss) from investment operations..............     0.54       (0.29)       0.94            0.33
                                                             --------    --------    --------        --------

Less dividends from net investment income...................    (0.56)      (0.56)      (0.58)          (0.15)
                                                             --------    --------    --------        --------

Net asset value, end of period.............................. $   8.93    $   8.95    $   9.80        $   9.44
                                                             ========    ========    ========        ========

TOTAL RETURN+...............................................     6.26%      (3.03)%     10.30%           3.54%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     1.57%(3)     1.55 %(3)     1.54%(3)         1.52%(2)

Net investment income.......................................     6.30%(3)     6.01 %(3)     6.09%(3)         5.86%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $10,191     $10,995      $7,204            $721

Portfolio turnover rate.....................................       64%         17 %        13%             12%

---------------------

 *   The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                  FOR THE PERIOD
                                                              FOR THE YEAR ENDED OCTOBER 31       JULY 28, 1997*
                                                             --------------------------------         THROUGH
                                                               2000        1999        1998      OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------------
CLASS D SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................ $   8.86    $   9.69    $   9.33        $   9.26
                                                             --------    --------    --------        --------

Income (loss) from investment operations:
   Net investment income....................................     0.63        0.63        0.66            0.17
   Net realized and unrealized gain (loss)..................    (0.02)      (0.83)       0.36            0.07
                                                             --------    --------    --------        --------

Total income (loss) from investment operations..............     0.61       (0.20)       1.02            0.24
                                                             --------    --------    --------        --------

Less dividends from net investment income...................    (0.63)      (0.63)      (0.66)          (0.17)
                                                             --------    --------    --------        --------

Net asset value, end of period.............................. $   8.84    $   8.86    $   9.69        $   9.33
                                                             ========    ========    ========        ========

TOTAL RETURN+...............................................     7.17%      (2.08)%     11.30%           2.62%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     0.72%(3)     0.70 %(3)     0.69%(3)         0.63%(2)

Net investment income.......................................     7.15%(3)     6.86 %(3)     6.94%(3)         6.40%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................   $4,378      $5,590      $1,956             $69

Portfolio turnover rate.....................................       64%         17 %        13%             12%

---------------------

 *   The date shares were first issued.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND TRUSTEES OF
MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Federal Securities Trust (the "Fund"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 8, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Federal Securities Trust as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
DECEMBER 11, 2000

                      2000 FEDERAL TAX NOTICE (UNAUDITED)

       Of the Fund's ordinary income dividends paid during the fiscal year ended October 31, 2000, 75.28% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY DEAN WITTER FEDERAL SECURITIES TRUST

In our opinion, the statement of changes in net assets and the financial highlights of Morgan Stanley Dean Witter Federal Securities Trust (the "Fund") (not presented separately herein) present fairly, in all material respects, the changes in its net assets for the year ended October 31, 1999 and the financial highlights for each of the years in the period ended October 31, 1999, in conformity with generally accepted accounting principles. This financial statement and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. We have not audited the financial statements or financial highlights of the Fund for any period subsequent to October 31, 1999.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 8, 1999